EXHIBIT 99.1

RURAL/METRO CORPORATION

PROFORMA STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED DECEMBER 31, 2003

	Rural/Metro Corporation	Discontinued Operations	Adjustments (1)	Pro forma Combined
NET REVENUE	$265,862	$(1,371)	$—	$264,491

OPERATING EXPENSES
Payroll and employee benefits	141,052	(865)		140,187
Provision for doubtful accounts	42,627	—		42,627
Depreciation and amortization	5,734	(30)		5,704
Other operating expenses	57,246	(26)		57,220
Restructuring charge and other	—	—		—

Total operating expenses	246,659	(921)	—	245,738

OPERATING INCOME	19,203	(450)	—	18,753
Interest expense	(15,208)	—		(15,208)
Interest income	51	—	—	51
Other income, net	—	—		—

INCOME BEFORE INCOME TAXES	4,046	(450)	—	3,596
INCOME TAX EXPENSE	(195)	—		(195)
MINORITY INTEREST	(463)	—	—	(463)

INCOME FROM CONTINUING OPERATIONS	$3,388	$(450)	$—	$2,938

(1) -	The pro forma statement of operations gives effect to the contract expiration in one fire and other service area as if the expiration of the contract occurred on July 1, 2000. The results of the one fire and other service area have been removed from the pro forma statement of operations.

RURAL/METRO CORPORATION

PROFORMA STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE YEAR ENDED JUNE 30, 2003

	Rural/Metro Corporation	Discontinued Operations	Adjustments (1)	Pro forma Combined
NET REVENUE	$520,477	$(3,448)	$—	$517,029

OPERATING EXPENSES
Payroll and employee benefits	284,021	(2,499)		281,522
Provision for doubtful accounts	85,046	—		85,046
Depreciation and amortization	13,289	(58)		13,231
Other operating expenses	113,535	(73)		113,462
Restructuring charge and other	(1,421)	—		(1,421)

Total operating expenses	494,470	(2,630)	—	491,840

OPERATING INCOME	26,007	(818)	—	25,189
Interest expense	(28,012)	—		(28,012)
Interest income	197	—	—	197
Other income, net	146	—		146

LOSS BEFORE INCOME TAXES	(1,662)	(818)	—	(2,480)
INCOME TAX EXPENSE	(197)	—		(197)
MINORITY INTEREST	(1,507)	—	—	(1,507)

LOSS FROM CONTINUING OPERATIONS	$(3,366)	$(818)	$—	$(4,184)

(1) -	The pro forma statement of operations gives effect to the contract expiration in one fire and other service area as if the expiration of the contract occurred on July 1, 2000. The results of the one fire and other service area have been removed from the pro forma statement of operations.

RURAL/METRO CORPORATION

PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE YEAR ENDED JUNE 30, 2002

	Rural/Metro Corporation	Discontinued Operations	Adjustments (1)	Pro forma Combined
NET REVENUE	$488,980	$(3,470)	$—	$485,510

OPERATING EXPENSES
Payroll and employee benefits	269,123	(2,511)		266,612
Provision for doubtful accounts	77,725	(220)		77,505
Depreciation and amortization	16,267	(56)		16,211
Other operating expenses	103,280	(74)		103,206
Contract termination costs and related asset impairment charges	(107)	—		(107)
Restructuring charge and other	(718)			(718)

Total operating expenses	465,570	(2,861)	—	462,709

OPERATING INCOME	23,410	(609)	—	22,801
Interest expense	(25,462)	—		(25,462)
Interest income	644	—		644
Other income, net	8			8

LOSS BEFORE INCOME TAXES	(1,400)	(609)	—	(2,009)
INCOME TAX BENEFIT	2,520	—		2,520
MINORITY INTEREST	(750)	—		(750)

INCOME (LOSS) FROM CONTINUING OPERATIONS	$370	$(609)	$—	$(239)

(1) -	The pro forma statement of operations gives effect to the contract expiration in one fire and other service area as if the expiration of the contract occurred on July 1, 2000. The results of the one fire and other service area have been removed from the pro forma statement of operations.

RURAL/METRO CORPORATION

PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE YEAR ENDED JUNE 30, 2001

	Rural/Metro Corporation	Discontinued Operations	Adjustments (1)	Pro forma Combined
NET REVENUE	$479,414	$(3,417)	$—	$475,997

OPERATING EXPENSES
Payroll and employee benefits	271,976	(2,510)		269,466
Provision for doubtful accounts	86,876	—		86,876
Depreciation and amortization	25,741	(49)		25,692
Other operating expenses	131,889	(72)		131,817
Asset impairment charges	48,050	—		48,050
Contract termination costs and related asset impairment charges	9,256	—		9,256
Restructuring charge and other	9,091	—		9,091

Total operating expenses	582,879	(2,631)	—	580,248

OPERATING LOSS	(103,465)	(786)	—	(104,251)
Interest expense	(30,624)	—		(30,624)
Interest income	642			642
Other expense, net	(4,053)	—		(4,053)

LOSS BEFORE INCOME TAXES	(137,500)	(786)	—	(138,286)
INCOME TAX PROVISION	(1,137)	—		(1,137)
MINORITY INTEREST	705	—		705

LOSS FROM CONTINUING OPERATIONS	$(137,932)	$(786)	$—	$(138,718)

(1) -	The pro forma statement of operations gives effect to the contract expiration in one fire and other service area as if the expiration of the contract occurred on July 1, 2000. The results of the one fire and other service area have been removed from the pro forma statement of operations.